Exhibit (h)(15)(iv)

AMENDMENT NO. 3

FUND OF FUNDS INVESTMENT AGREEMENT

Amendment No. 3, dated October 13, 2023 (“Amendment No. 3”), to the Fund of Funds Investment Agreement, dated as of January 19, 2022 (“Agreement”), among EQ Advisors Trust and 1290 Funds (“EQ Trusts”) and SPDR S&P 500 ETF Trust and SPDR Dow Jones Industrial Average ETF Trust (“SPDR Trusts”).

WHEREAS, the EQ Trusts and the SPDR Trusts desire to change the name of the EQ/T. Rowe Price Growth Stock Portfolio to EQ/JPMorgan Growth Stock Portfolio, effective July 31, 2023;

NOW THEREFORE, the EQ Trusts and the SPDR Trusts agree to modify and amend the Agreement as follows:

Schedule A. Schedule A to the Agreement, which sets forth the Acquiring Funds, is hereby replaced in its entirety by Schedule A attached hereto.

Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 3 as of the date first above set forth.

EQ Advisors Trust		SPDR S&P 500 ETF Trust
1290 Funds		SPDR Dow Jones Industrial Average ETF Trust

		By:	STATE STREET GLOBAL ADVISORS TRUST COMPANY, not in its general corporate capacity but solely as Trustee of each Acquired Fund

By:	/s/ Kenneth Kozlowski	By:	/s/ Barry F.X. Smith
	Name: Kenneth Kozlowski		Name: Barry F.X. Smith
	Title: Senior Vice President and Chief Investment Officer		Title: Executive Vice President

SCHEDULE A

FUND OF FUNDS INVESTMENT AGREEMENT

Acquiring Funds

EQ ADVISORS TRUST
1290 VT Convertible Securities Portfolio
1290 VT DoubleLine Opportunistic Bond Portfolio
1290 VT Equity Income Portfolio
1290 VT GAMCO Mergers & Acquisitions Portfolio
1290 VT GAMCO Small Company Value Portfolio
1290 VT High Yield Bond Portfolio
1290 VT Micro Cap Portfolio
1290 VT Moderate Growth Allocation Portfolio
1290 VT Multi-Alternative Strategies Portfolio
1290 VT Natural Resources Portfolio
1290 VT Real Estate Portfolio
1290 VT Small Cap Value Portfolio
1290 VT SmartBeta Equity ESG Portfolio
1290 VT Socially Responsible Portfolio
ATM International Managed Volatility Portfolio
ATM Large Cap Managed Volatility Portfolio
ATM Mid Cap Managed Volatility Portfolio
ATM Small Cap Managed Volatility Portfolio
EQ/2000 Managed Volatility Portfolio
EQ/400 Managed Volatility Portfolio
EQ/500 Managed Volatility Portfolio
EQ/AB Dynamic Aggressive Growth Portfolio
EQ/AB Dynamic Growth Portfolio
EQ/AB Dynamic Moderate Growth Portfolio
EQ/AB Short Duration Government Bond Portfolio
EQ/AB Small Cap Growth Portfolio
EQ/AB Sustainable U.S. Thematic Portfolio
EQ/Aggressive Growth Strategy Portfolio
EQ/All Asset Growth Allocation Portfolio
EQ/American Century Mid Cap Value Portfolio
EQ/American Century Moderate Growth Allocation Portfolio
EQ/Balanced Strategy Portfolio
EQ/Capital Group Research Portfolio
EQ/ClearBridge Large Cap Growth ESG Portfolio
EQ/ClearBridge Select Equity Managed Volatility Portfolio
EQ/Common Stock Index Portfolio
EQ/Conservative Growth Strategy Portfolio
EQ/Conservative Strategy Portfolio
EQ/Core Bond Index Portfolio
EQ/Emerging Markets Equity PLUS Portfolio
EQ/Equity 500 Index Portfolio
EQ/Fidelity Institutional AM® Large Cap Portfolio
EQ/Franklin Moderate Allocation Portfolio
EQ/Franklin Rising Dividends Portfolio
EQ/Franklin Small Cap Value Managed Volatility Portfolio

EQ/Global Equity Managed Volatility Portfolio
EQ/Goldman Sachs Growth Allocation Portfolio
EQ/Goldman Sachs Mid Cap Value Portfolio
EQ/Goldman Sachs Moderate Growth Allocation Portfolio
EQ/Growth Strategy Portfolio
EQ/Intermediate Corporate Bond Portfolio
EQ/Intermediate Government Bond Portfolio
EQ/International Core Managed Volatility Portfolio
EQ/International Equity Index Portfolio
EQ/International Managed Volatility Portfolio
EQ/International Value Managed Volatility Portfolio
EQ/Invesco Comstock Portfolio
EQ/Invesco Global Portfolio
EQ/Invesco Global Real Assets Portfolio
EQ/Invesco Moderate Allocation Portfolio
EQ/Invesco Moderate Growth Allocation Portfolio
EQ/Janus Enterprise Portfolio
EQ/JPMorgan Growth Allocation Portfolio
EQ/JPMorgan Growth Stock Portfolio
(formerly, EQ/T. Rowe Price Growth Stock Portfolio)
EQ/JPMorgan Value Opportunities Portfolio
EQ/Large Cap Core Managed Volatility Portfolio
EQ/Large Cap Growth Index Portfolio
EQ/Large Cap Growth Managed Volatility Portfolio
EQ/Large Cap Value Index Portfolio
EQ/Large Cap Value Managed Volatility Portfolio
EQ/Lazard Emerging Markets Equity Portfolio
EQ/Long-Term Bond Portfolio
EQ/Loomis Sayles Growth Portfolio
EQ/MFS International Growth Portfolio
EQ/MFS International Intrinsic Value Portfolio
EQ/MFS Mid Cap Focused Growth Portfolio
EQ/MFS Technology Portfolio
EQ/MFS Utilities Series Portfolio
EQ/Mid Cap Index Portfolio
EQ/Mid Cap Value Managed Volatility Portfolio
EQ/Moderate Growth Strategy Portfolio
EQ/Money Market Portfolio
EQ/Morgan Stanley Small Cap Growth Portfolio
EQ/PIMCO Global Real Return Portfolio
EQ/PIMCO Real Return Portfolio
EQ/PIMCO Total Return ESG Portfolio
EQ/PIMCO Ultra Short Bond Portfolio
EQ/Quality Bond PLUS Portfolio
EQ/Small Company Index Portfolio
EQ/T. Rowe Price Health Sciences Portfolio
EQ/Ultra Conservative Strategy Portfolio
EQ/Value Equity Portfolio
EQ/Wellington Energy Portfolio
Equitable Conservative Growth MF/ETF Portfolio
Equitable Growth MF/ETF Portfolio
Equitable Moderate Growth MF/ETF Portfolio

Multimanager Aggressive Equity Portfolio
Multimanager Core Bond Portfolio
Multimanager Technology Portfolio

1290 FUNDS
1290 Diversified Bond Fund
1290 Essex Small Cap Growth Fund
1290 GAMCO Small/Mid Cap Value Fund
1290 High Yield Bond Fund
1290 Loomis Sayles Multi-Asset Income Fund
1290 Multi-Alternative Strategies Fund
1290 SmartBeta Equity Fund
1290 Retirement 2020 Fund
1290 Retirement 2025 Fund
1290 Retirement 2030 Fund
1290 Retirement 2035 Fund
1290 Retirement 2040 Fund
1290 Retirement 2045 Fund
1290 Retirement 2050 Fund
1290 Retirement 2055 Fund
1290 Retirement 2060 Fund